The date of the supplement is July 28, 2008.

F133-041 7/28/08

T. Rowe Price Developing Technologies Fund, Inc.

Supplement to prospectus dated May 1, 2008

Important Information About the T. Rowe Price Developing Technologies Fund

On July 22, 2008, the Board of Directors of the T. Rowe Price Developing Technologies Fund, Inc. (the "Fund"), voted to approve a plan of reorganization under which the assets of the Fund would be transferred to the T. Rowe Price Science & Technology Fund in exchange for shares of that fund of equal value.

The reorganization is subject to the approval of shareholders of the Fund. If you hold shares of the Fund at the close of business on August 25, 2008, the "record" date, you will have the opportunity to vote on the reorganization plan. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record in early September and a special shareholder meeting will be held on or about October 21, 2008. If the proposal is approved by shareholders, the transfer of assets will take place soon thereafter, and Fund shareholders will then own shares with the same total value of the T. Rowe Science & Technology Fund as their shares of the Fund. The transfer is designed to have no adverse tax consequences for shareholders of the Fund.

Detailed information about the proposed reorganization will be provided in the proxy materials. If you have any questions, please call us at 1-800-225-5132 or visit our Web site at www.troweprice.com.

Effective immediately, the Fund will no longer charge a 1.00% redemption fee on shares purchased and held for 90 days or less. The reference to redemption fee in the table entitled "Fees and Expenses of the Fund" is hereby deleted.

The Fund will not accept new accounts after 4:00 p.m. ET on August 15, 2008. This closing of sales to new accounts does not restrict shareholders from selling shares of the Fund. The Fund reserves the right, in its sole discretion, to permit investors to open new accounts in the Fund, to impose further restrictions, or to close the Fund to any additional investments, all without notice.